EXHIBIT 21

                             MARCH 1998

                       SUBSIDIARIES OF DYNCORP

Name of Subsidiary                                       Domicile
  (Active)

Aerotherm Corporation                                   California
AT/Mexico Holdings, Inc.                                Delaware
Data Management Design, Inc.                            Virginia
Dyn Funding Corporation                                 Delaware
Dyn Marine Services, Inc.                               California
Dyn Marine Services of Virginia, Inc.                   Virginia
Dyn Network Management, Inc.                            Virginia
Dyn Pacific Aerospace Services, Inc.                    Delaware
Dyn Realty Corporation                                  Virginia
Dyn Systems Technology, Inc.                            Virginia
Dyn Trade Systems, Inc.                                 Virginia
DynCIS, Inc.                                            Delaware
DynCorp Advanced Repair Technology, Inc.                Virginia
DynCorp Aerospace Operations, Inc.                      Delaware
DynCorp Aerospace Operations (UK) Ltd.                  United Kingdom
DynCorp Aviacion de Mexico S.A. de C.V.                 Mexico
DynCorp Aviation Services, Inc.                         Virginia
DynCorp Biotechnology and Health Services, Inc.         Virginia
DynCorp de Honduras S. De R.L.                          Honduras
DynCorp Environmental, Energy & National Security       Virginia
 Programs, Inc.
DynCorp Information & Engineering Technology, Inc.      Delaware
DynCorp International Services GmbH                     Germany
DynCorp International Services Inc.                     Virginia
DynCorp International Services Ltd.                     Cayman Is.
DynCorp of Colorado, Inc.                               Delaware
DynCorp Panama, Inc.                                    Panama
DynCorp Postal Operations, Inc.                         Virginia
DynCorp Procurement Systems, Inc.                       Virginia
DynCorp Property Management, Inc.                       Delaware
DynCorp Tri-Cities Services, Inc.                       Washington
DynCorp Viar Inc.                                       Virginia
DynEDRS, Inc.                                           Virginia
DynEx, Inc.                                             Virginia
DynMet Corporation                                      Delaware
DynSolutions, Inc.                                      Virginia
DynTel Corporation                                      Virginia
FMAS Corporation                                        Virginia
TAI Realty Corporation                                  Virginia

Other Affiliated Companies

Advanced Repair Technology, Int'l Ltd.                  Texas LLC
DynBorg Security Management LLC                         Virginia
DynCorp Management Resources LLC                        Virginia
DynKePRO L.L.C.                                         Delaware LLC
DynMcDermott Petroleum Operations Company               Louisiana
DynPort LLC                                             Virginia LLC
DynPRI, LLC								  Virginia LLC
DynStar LLC                                             Virginia LLC
TechServ LLC                                            Virginia LLC

Name of Subsidiary
   (Inactive)

Anedyn, Inc.                                            Georgia
Anedyn Power Company                                    Florida
Dyn Logistics Services Inc.                             California
DynAir Technical Services, Inc.                         Delaware
Dynalectron Corporation                                 Delaware
Dynalectron Systems Inc.                                Nevada
DynCorp Aviation Services, Inc.                         Virginia
DynCorp of New Mexico, Inc.                             New Mexico
DynCorp West Virginia Inc.                              West Virginia
DynEagle Inc.                                           Delaware
Dyn/Mexico Holdings, Inc.                               Virginia
Electric Utility Construction, Inc.                     Kentucky
Fuller-Austin Insulation Company                        Delaware
Grupo DynCorp de Mexico S.A. de C.V.                    Mexico
Grupo DynCorp Satcom S.A. de C.V.                       Mexico
Kwajalein Services, Inc.                                Virginia
OLDHD Systems, Inc.                                     Texas
Pacific TSD Corporation                                 California
Sea Mobility Inc.                                       Delaware